Exhibit 10.2
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE OLO INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT OLO INC. TREATS AS PRIVATE AND CONFIDENTIAL
FIRST AMENDMENT
TO
SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
This First Amendment to Second Amended and Restated Loan and Security Agreement (this “Amendment”) is made and entered into as of April 18, 2023 by and among PACIFIC WESTERN BANK, a California state chartered bank (“Bank”), and OLO INC., a Delaware corporation (“Olo”), WISELY, LLC, a Delaware limited liability company (“Wisely”), and OMNIVORE TECHNOLOGIES, INC., a Delaware corporation (“Omnivore”; with Olo and Wisely, each a “Borrower” and, collectively, “Borrowers”).
RECITALS
Borrowers and Bank are parties to that certain Second Amended and Restated Loan and Security Agreement dated as of June 10, 2022 (as amended from time to time, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.
NOW, THEREFORE, the parties agree as follows:
1)Section 6.7(b) of the Agreement is hereby amended and restated, as follows:
(b)    Minimum Revenue. Measured monthly and calculated on a cumulative basis beginning January 1, 2023, Borrowers shall achieve Revenue of at least the amounts shown in the table immediately below for the corresponding reporting periods.

Reporting Period Ending	Minimum Revenue
January 31, 2023	[***]
February 28, 2023	[***]
March 31, 2023	[***]
April 30, 2023	[***]
May 31, 2023	[***]
June 30, 2023	[***]
July 31, 2023	[***]
August 31, 2023	[***]
September 30, 2023	[***]
October 31, 2023	[***]
November 30, 2023	[***]
December 31, 2023	[***]
For subsequent reporting periods, Bank and Borrowers hereby agree that, on or before March 1 of each year during the terms of this Agreement, Olo shall provide Bank with a budget for such year, which shall be approved by Olo’s Board of Directors, and Bank shall use that

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE OLO INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT OLO INC. TREATS AS PRIVATE AND CONFIDENTIAL
budget to establish the minimum Revenue amounts for such year, with such amounts being incorporated herein by an amendment, which Borrowers hereby agree to execute.
2)Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Each Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.
3)Each Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment.
4)This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.
5)As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:
a)this Amendment, duly executed by each Borrower;
b)payment of all Bank Expenses, including Bank’s expenses for the documentation of this Amendment and any related documents, and any UCC, good standing or intellectual property search or filing fees, which may be debited from any of Borrowers’ accounts; and
c)such other documents and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

[Signature Page Follows]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE OLO INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT OLO INC. TREATS AS PRIVATE AND CONFIDENTIAL
IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

OLO INC.	PACIFIC WESTERN BANK
By: /s/ Peter Benevides	By: /s/ James Londono
Name: Peter Benevides Title: Chief Financial Officer	Name: James Londono Title: SVP

WISELY, LLC
By: /s/ Noah H. Glass
Name: Noah H. Glass Title: President

OMNIVORE TECHNOLOGIES, INC.
By: /s/ Noah H. Glass
Name: Noah H. Glass Title: President

[Signature Page to First Amendment to Second Amended and Restated Loan and Security Agreement]